                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ROBERT J. CALLANDER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1995.

                                                 /s/ ROBERT J. CALLANDER
                                                     ROBERT J. CALLANDER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ROBERT C. CANNADA, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of January, 1995.

                                                  /s/ ROBERT C. CANNADA
                                                      ROBERT C. CANNADA

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, FINN M. W. CASPERSEN, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of January, 1995.

                                                 /s/ FINN M. W. CASPERSEN
                                                     FINN M. W. CASPERSEN

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, LEONARD S. COLEMAN, JR., a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.

                                                 /s/ LEONARD S. COLEMAN
                                                     LEONARD S. COLEMAN

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, DAVID J. FARRIS, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of January, 1995.

                                                 /s/ DAVID J. FARRIS
                                                     DAVID J. FARRIS

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, JAMES H. GILLIAM, JR., a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of January, 1995.

                                                 /s/ JAMES H. GILLIAM, JR.
                                                     JAMES H. GILLIAM, JR.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ANDREW C. HALVORSEN, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of January, 1995.

                                                 /s/ ANDREW C. HALVORSEN
                                                     ANDREW C. HALVORSEN

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ROLAND A. HERNANDEZ, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of January, 1995.

                                                 /s/ ROLAND A. HERNANDEZ
                                                     ROLAND A. HERNANDEZ

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, J. ROBERT HILLIER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1995.

                                                 /s/ J. ROBERT HILLIER
                                                     J. ROBERT HILLIER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, GERALD L. HOLM, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.

                                                 /s/ GERALD L. HOLM
                                                     GERALD L. HOLM

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, THOMAS H. KEAN, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of January, 1995.

                                                 /s/ THOMAS H. KEAN
                                                     THOMAS H. KEAN

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, STEVEN MULLER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of January, 1995.

                                                 /s/ STEVEN MULLER
                                                     STEVEN MULLER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, SUSAN JULIA ROSS, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.

                                                 /s/ SUSAN JULIA ROSS
                                                     SUSAN JULIA ROSS

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ROBERT A. TUCKER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.

                                                 /s/ ROBERT A. TUCKER
                                                     ROBERT A. TUCKER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, SUSAN M. WACHTER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.

                                                 /s/ SUSAN M. WACHTER
                                                     SUSAN M. WACHTER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, CHARLES H. WATTS, II, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.

                                                 /s/ CHARLES H. WATTS, II
                                                     CHARLES H. WATTS, II

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, K. MARTIN WORTHY, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and THOMAS P. MCGOUGH, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such Act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of January, 1995.

                                                 /s/ K. MARTIN WORTHY
                                                     K. MARTIN WORTHY